UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 24, 2012

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	000-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 America Center Drive San Jose, California		95002
(Address of principal executive offices)		(Zip Code)

(408) 586-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Stockholder Approval of the Amended and Restated Performance Bonus Plan

At the Annual Meeting of Stockholders of Polycom, Inc. (“Polycom” or “the Company”) held on May 24, 2012 (the “Annual Meeting”), the stockholders of Polycom voted on and approved Polycom’s Amended and Restated Performance Bonus Plan (the “Bonus Plan”). The terms and conditions of the Bonus Plan are described in Polycom’s Proxy Statement dated April 9, 2012. The Bonus Plan is filed as Exhibit 10.1 hereto and is hereby incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, proxies representing 166,507,215 shares of common stock, or approximately 93.4% of the total outstanding shares, were present and voted on the four proposals presented at the Annual Meeting as follows:

Proposal One – Election of Directors

The table below presents the voting results of the election of seven directors to Polycom’s Board of Directors by the Company’s stockholders:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Andrew M. Miller	156,002,258	782,692	130,371	9,591,894
Betsy S. Atkins	151,327,051	5,460,128	128,142	9,591,894
David G. DeWalt	154,495,736	2,291,219	128,366	9,591,894
John A. Kelley, Jr.	155,688,355	1,098,354	128,612	9,591,894
D. Scott Mercer	156,279,045	507,620	128,656	9,591,894
William A. Owens	154,423,490	2,363,939	127,892	9,591,894
Kevin T. Parker	156,455,164	333,187	126,970	9,591,894

Proposal Two – Approval of the Amended and Restated Performance Bonus Plan

Polycom’s stockholders approved the Amended and Restated Performance Bonus Plan by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
153,136,202	3,639,431	139,688	9,591,894

Proposal Three – Advisory Vote on Executive Compensation

The stockholders cast their votes with respect to the advisory vote on executive compensation by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
152,241,257	3,771,151	902,913	9,591,894

Proposal Four – Ratification of Appointment of Independent Registered Public Accounting Firm

Polycom’s stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
165,305,261	1,014,012	187,942	—

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Polycom, Inc. Amended and Restated Performance Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/s/ Sayed M. Darwish
Sayed M. Darwish
Chief Legal Officer, Executive Vice President of Corporate Development and Secretary

Date: May 25, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Polycom, Inc. Amended and Restated Performance Bonus Plan